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                                                                    EXHIBIT 99.1

Slide 1:
(logo) USA Networks Inc
Jon Miller
President & CEO
USA Information & Services


Slide 2: Disclaimer
This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and are subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. The forward-looking statements in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public.


Slide 3: Evolution
Entertainment - Electronic Retailing - Information & Services

(graphic) Timeline depicting when divisions became part of USA Networks, Inc. 1995 - USA Broadcasting
1996 - Home Shopping Network
1997 - Ticketmaster, Shop Channel, HOT Germany
1998 - USA Network, Sci Fi Channel, Studios USA, Citysearch.com, Home
       Shopping Espanol
1999 - Hotel Reservations Network, Match.com, One & Only Network, USA Films,
       HSN.com
2000 - Trio, NWI, TVSN, Precision Response Corp, Styleclick, ECS


Slide 4
Entertainment
(logos) USA Network, Sci Fi Channel, Trio, NWI, Studios USA, USA Films, USA Broadcasting

Electronic Retailing
(logos) Home Shopping Network, America's Store, Home Shopping Espanol, HOT Germany, Shop Channel, HSN.com

Information & Services
(logos) Ticketmaster, Ticketmaster.com, Citysearch.com, Match.com, HRN, Styleclick, USA ECS, PRC


Slide 5: Ticketmaster
o #1 ticketing company
o #2 web retailer (Oct '00)
o approximately 25% of TM tickets (Q3 '00)

(graphic) ticketmaster.com home page 1/5/01
#2 web retailer measuring buying customers among home users in 10/00 per PC Data Online.

Slide 6: Citysearch
o  TMCS is #1 online local network
o  approximately 90% U.S. metro coverage
o  77 cities worldwide

(graphic) citysearch.com New York home page 1/5/01

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Slide 7: Match.com
o #1 matchmaking and friendship subscription service
o Leading affiliate program
o approximately 1 million active members (Q3 '00)

(graphic) Match.com home page 1/5/01


Slide 8: Hotel Reservations Network
o #1 online hotel room consolidator
o Discounted rates and rooms for sold-out dates
o Strategic TravelNow acquisition

(graphic) HRN home page 1/5/01


Slide 9: 3rd Party Services
o ECS: USAi's integrated cross-selling unit
o PRC: Leader in integrated customer care / eCRM
o Styleclick: Transaction revenue model + direct fees
o eCommerce partnerships with NBA, NFL, PGA

(logos) USA ECS, PRC, Styleclick


Slide 10: Audiences

(graphic) bar chart of audience reach by division
Globally - 135 million
U.S. - 80+ million

ENTERTAINMENT
USA Network - 79 million
Sci Fi Channel - 65 million
Trio - 7 million
NWI - 6 million

ELECTRONIC RETAILING
HSN - 76 million
HOT Germany - 29 million
TVSN - 22 million
America's Store - 9 million
Shop Channel - 9 million
Home Shopping Espanol - 5 million

INTERACTIVE
Citysearch, Ticketmaster, HRN, match.com, HSN.com - 10 million

Estimated total households in millions as of 10/00. Excludes USAB. Online reach defined as average unique monthly visitors.

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Slide 11: Infrastructure

(graphic) money
Retail value of transactions (annually) - $5 billion

(graphic) telephone
Inbound phone minutes (annually) - 1 billion

(graphic) computer
Orders processed (annually) - 75 million

(graphic) credit cards
Credit card transactions (annually) - 60 million

(graphic) envelope
Items shipped (annually) - 40 million

(graphic) telephone operator
Customer service centers - 34

(graphic) boxes
Fulfillment centers square feet - 2.5 million

(graphic) group of people
Customer database - 30 million

Operating estimates for the next twelve months.


Slide 12: Products

Entertainment Content
o USA Network
o SCI FI
o Studios USA
o Trio and NWI

Goods & Services
o  HSN: 24/7 in six languages
o  Merchandise: 60,000 SKUs (annually)
o  Tickets: 75 million (annually)
o  Hotel rooms: 2 million nights (annually)
o  Personals: 1.2 million profiles (annually)

(logos) USA Network, Sci Fi, Trio, NWI, Studios USA, HSN, HRN, Ticketmaster, Shop Channel, HOT Germany, HOT Germany, Home Shopping Espanol, match.com, TVSN, One & Only

Operating estimates for the next twelve months.


Slide 13: Fundamental Advantages

o Only 17% advertising revenue (Q3 '00)
o Historically recession-resistant businesses
o Assets difficult to replicate
o Multiple skill-sets

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o Full-service infrastructure at real scale


Slide 14: Real Online Businesses

o $1 billion retail transactions
o Operate at scale
o Our merchandising
o Own the investory
o Know pricing / margins
o Smart use of media

(logos) Ticketmaster, HSN.com, HRN, Match.com
Pro forma estimates. Unaudited. $   in millions.

Slide 15: Growth Opportunities
o  Commerce Verticals: e.g. Reserved access
o  eServices: Marketing, DBM
o  International: HSN, Ticketmaster, HRN, Citysearch
o  Broadband: HSN, point & click opportunities
o  Wireless: Transaction bias, tickets, local info, activities

(graphic) wireless phone, world map, telephone


Slide 16

(logo) USA Networks Inc

Focused on the new convergence of entertainment, information, and direct selling.


Slide 17

(logo) USA Networks Inc